Exhibit 3.37

DEAN HELLER Secretary of State 101 North Carson Street, Suite 3 Carson City, Nevada 68701-4786 (775) 664 5708	Limited-Liability Company Articles of Organization (PURSUANT TO NRS 88)	Office Use Only
Important: Read attached instructions before completing form.

1.	Name of Limited-Liability Company:	Morrison Knudsen LLC
2.	Resident Agent Name and Street Address: [ILLEGIBLE]	CSC SERVICES OF NEVADA, INC.
Name
		502 East John Street Carson City			,	NEVADA	89706
		Street Address		City			Zip Code
3.	Dissolution Date: [ILLEGIBLE]	Latest date upon which the company is to dissolve (if existence is not perpetual):
4.	Management: (check one)	Company shall be managed by X Manager(s) OR Members
	Names Addresses, of Manager(s) or Members: [ILLEGIBLE]	Morrison Knudsen Corporation
Name
		720 Park Boulevard Boise			,	ID	83712
		Street Address		City		State	Zip Code

Name
,
		Street Address		City		State	Zip Code

Name
,
		Street Address		City		State	Zip Code
5.	Other Matters: (see instructions.)	Number of additional pages attached: 1. Consent to use Morrison Knudsen name.
6.	Names, Addresses and Signatures of Organizer(s): [ILLEGIBLE]	Morrison Knudsen Corporation
		Name		Signature Craig G. Taylor, Secretary
		720 Park Boulevard Boise			,	ID	83712
		Address		City		State	Zip Code

		Name		Signature
,
		Address		City		State	Zip Code
7.	Certificate of Acceptance of Appointment of Resident Agent:	I,	CSC SERVICES OF NEVADA, INC.	hereby accept appointment as Resident Agent for the above named limited-liability company. 6-15-2000

BY:

		Signature of Resident Agent		Date

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form LLCART1000.01 Revised on: 03/07/00

DEAN HELLER Secretary of State 101 North Carson Street, Suite 3 Carson City, Nevada 89701-4786 (775) 684 5708	Amendment to Articles of Organization (PURSUANT TO NRS 86.221)	Office Use Only
Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

-Remit in Duplicate-

1.	Name of limited-liability company:	Morrison Knudsen LLC

2.	Date of filing of the articles of organization: 06/16/2000.

3.	The articles have been amended as follows (provide articles numbers, if available):*

Article 1, Name of Limited Liability Company, has been changed to read: Ohio Operations & Maintenance LLC

4.	Signature (must be signed by at least one manager or by a managing member).

Signature Craig G. Taylor, Secretary

* 1)	If adding managers, provide names and addresses.
2)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

FILING FEE: $75.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Nevada Secretary of State Form 86.221 AMEND LLC.01

Revised on 03/07/00

DEAN HELLER Secretary of State 101 North Carson Street, Suite 3 Carson City, Nevada 89701-4786 (775) 684 5708	Amendment to Articles of Organization (PURSUANT TO NRS 86.221)	Office Use Only

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

-Remit in Duplicate-

1.	Name of limited-liability company:	Ohio Operations & Maintenance LLC

2.	Date of filing of the articles of organization: 06/16/2000.

3.	The articles have been amended as follows (provide articles numbers, if available):*

Article 1, Name of Limited Liability Company, has been changed to read: Ohio Services LLC

4.	Signature (must be signed by at least one manager or by a managing member).

Signature Craig G. Taylor, Secretary

* 1)	If adding managers, provide names and addresses.
2)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

FILING FEE: $75.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

DEAN HELLER Secretary of State 101 North Carson Street, Suite 3 Carson City, Nevada 89701-4786 (775) 684 5708	Amendment to Articles of Organization (PURSUANT TO NRS 86.221)	Office Use Only

Important. Read attached instructions before completing form.

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

-Remit in Duplicate-

1.	Name of limited-liability company:	Ohio Services LLC

2.	Date of filing of the articles of organization: 06/16/2000.

3.	The articles have been amended as follows (provide articles numbers, if available):*

Article 1, Name of Limited Liability Company, has been changed to read: Washington Ohio Services LLC

4.	Signature (must be signed by at least one manager or by a managing member).

Signature Craig G. Taylor, Secretary

* 1)	If adding managers, provide names and addresses.
2)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

FILING FEE: $75.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected

Nevada Secretary of State Form 86.221 AMEND LLC.01

Revised on 03/07/00

ROSS MILLER Secretary of State 202 North Carson Street Carton City, Nevada 89701-4201 (775) 684 5708 Website: www.nvsos.gov
	Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20080825857-15
Statement of Change of Registered Agent by Represented Entity (PURSUANT TO NRS 77.340)		Filing Date and Time 12/22/2008 10:20 AM
Entity Number LLC5729-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Entity as currently on file:
Washington Ohio Services LLC

2.	Entity File Number:	LLC5729-2000

3.	Type of information being changed by this statement: (check only one)

☑ Change of Commercial Registered Agent

☐ Change of Name and Address of Noncommercial Registered Agent

☐ Change of Name, Title of Office or Other Position with Entity to whom service is to be sent and Address of the Business Office of that Person.

4.	Information in effect upon the filing of this statement:

a)	Commercial Registered Agent: (change requires a signed registered agent acceptance)
The Corporation Trust Company of Nevada
Name

b)	Noncommercial Registered Agent: (change requires a signed registered agent acceptance)

Name
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different from street address)	City		Zip Code

c)	Title of Office or Other Position with Entity:

Name of Title or Position
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different from street address)	City		Zip Code

5.	Signature of Represented Entity:	X	12/09/2008

		Authorized Signature Jennifer Shanders-Manager	Date

6.	I hereby accept appointment as Registered Agent for the above named Entity.

Megan G. Ware
X	Assistant Secretary	12/09/2008

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity		Date

Megan Ware Assistant Secretary

FEE: $60.00

This form must be accompanied by appropriate fees. NVO17 - 07/02/2004 C T System Online	Nevada Secretary of State Form RA Change by Entity Effective 7-1-08